                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report
(Date of earliest event reported):                 August 31, 1999



                            MATRIX SERVICE COMPANY
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    0-18716                      73-1352174
   -----------------            --------------                  ------------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)


       10701 East Ute Street,    Tulsa, Oklahoma                 74116
       ----------------------------------------------          --------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code             (918) 838-8822
                                                               --------------
                               Page 1 of 3 pages

Item 2.  Acquisition or Disposition of Assets.

     On August 31, 1999, the Registrant sold the assets and the business of its wholly-owned subsidiaries - Brown Steel Contractors, Inc., Brown Steel Services, Inc., Brown Tanks, Inc., and Aqua Tanks, Inc. - to a wholly-owned subsidiary of Caldwell Tanks, Inc. for cash in the amount of $4.3 million and the assumption by the buyer of ongoing construction contracts ("Work-in-Process Contracts") and certain environmental liabilities of $0.4 million. Excluded from the assets sold were cash, accounts receivable, real estate and buildings and other miscellaneous assets. Included in the assets sold was all inventory of the subsidiaries, net of $0.7 million used as work-in-process. The cash amount paid at closing is subject to adjustment after the closing based upon the relationship of future billings and the cost to complete the Work-in-Process Contracts as of August 31, 1999. The buyer has a three year right to use and an option to acquire the real estate and buildings at a specified price, and is obligated to acquire the real estate and buildings if the Registrant is able to satisfy specified environmental clean-up measures within the three year period.

     The subsidiaries were engaged in the business of constructing above-ground water storage tanks (the "Business"). The Registrant has agreed with the buyer not to compete in that business for five years. For the fiscal years ended May 31, 1997, 1998 and 1999, the Business accounted for 19,8%, 14.4% and 15.9%, respectively, of the Registrant's total revenues, and 19.0%, 20.2% and 17.7%, respectively, of the Registrant's total assets.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(b)  Pro Forma Financial Information
     The Summarized Pro Forma Balance Sheet of the Company for the period ended May 31, 1999 is included with this report.

(c)  Exhibits
     See the Exhibit Index that is included with this Report.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MATRIX SERVICE COMPANY



Dated: September 13, 1999               By:  /s/ Michael J. Hall
                                             ------------------------------
                                             Michael J. Hall
                                             Vice President and
                                             Chief Financial Officer

                               Page 2 of 3 pages

                                 EXHIBIT INDEX

EXHIBIT NO.
-----------

99.1 Amended and Restated Stock Purchase Agreement and Conversion to Asset Purchase Agreement, dated August 31, 1999.

99.2                Non-Compete Agreement

99.3                Facilities Use Agreement (Broad Street Property)

99.4                Facilities Use Agreement (Lower Fayetteville Road Property)

99.5                Environmental Work Plan

                               Page 3 of 3 pages

                            Matrix Service Company
                      Summarized Pro-Forma Balance Sheet
                         For Period Ended May 31, 1999
                              (Amounts in 000's)

                                                               Per             Brown              Pro
                                                               10-K             Sale             Forma
                                                           ---------------------------------------------
Cash and cash equivalents                                       2,972            4,269            7,241
Accounts receivable                                            34,390                0           34,390
Costs and estimated earnings in excess of
  billings on uncompleted contracts                             8,541                0            8,541
Inventories                                                     3,042              752            3,794
Assets held for disposal                                        8,556           (5,380)           3,176
Income tax receivable                                             104                0              104
Deferred income taxes                                               0                0                0
Prepaid expenses                                                1,051                0            1,051
                                                           ---------------------------------------------
   Total current assets                                        58,656             (359)          58,297
Property, plant and equipment, at cost                         36,185                0           36,185
Accumulated depreciation                                      (17,971)               0          (17,971)
                                                           ---------------------------------------------
                                                               18,214                0           18,214
Goodwill, net of accumulated amortization                      11,122                0           11,122
Other assets                                                      228                0              228
                                                           ---------------------------------------------
   Total assets                                                88,220             (359)          87,861
                                                           =============================================

Accounts payable                                                9,805                0            9,805
Billings on uncompleted contracts in excess
  of costs and estimated earnings                               7,356                0            7,356
Accrued insurance                                               4,541                0            4,541
Accrued environmental reserves                                  1,778             (359)           1,419
Earnout payable                                                   727                0              727
Income tax payable                                                307                0              307
Other accrued expenses                                          6,378                0            6,378
Current portion of long-term debt                               2,092                0            2,092
                                                           ---------------------------------------------
   Total Current Liabilities                                   32,984             (359)          32,625
Long-term debt                                                  5,521                0            5,521
Common stock                                                       96                0               96
Additional paid-in capital                                     51,596                0           51,596
Retained earnings                                               1,567                0            1,567
Cumulative translation adjustment                                (555)               0             (555)
                                                           ---------------------------------------------
                                                               52,704                0           52,704
Less treasury stock, at cost                                   (2,989)               0           (2,989)
                                                           ---------------------------------------------
   Total stockholders' equity                                  49,715                0           49,715
                                                           ---------------------------------------------
   Total liabilities and stockholders' equity                  88,220             (359)          87,861
                                                           =============================================

Note: As the Brown transaction had no P&L impact, no pro-forma income statement is presented.